MERRILL LYNCH PREMIER GROWTH FUND, INC.

                   SUPPLEMENT DATED NOVEMBER 6, 2001 TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 21, 2001

     The information appearing under the section entitled "MANAGEMENT OF THE FUND--Directors and Officers" beginning on page 16 is amended as follows:

     The biography of James D. McCall appearing on page 17 is deleted and replaced by the following biography:

               MICHAEL S. HAHN (34) --- Portfolio Manager(1)(2) --- Associate Portfolio Manager of MLIM since 1999; portfolio manager and analyst for the PBHG family of mutual funds from 1996 to 1999; assistant portfolio manager for First Maryland Bancorp from 1994 to 1996.



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